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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549





                                   FORM 8-K


                                CURRENT REPORT





                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)              November 6, 1995





                            HAWAIIAN AIRLINES, INC.
            (Exact name of registrant as specified in its charter)



              HAWAII                     1-8836              99-0042880
(State or other jurisdiction of       (Commission         (I.R.S. employer
incorporation or organization)        file number)       identification no.)


   3375 Koapaka Street, Suite G350
             Honolulu, HI                                    96819-1869
(Address of principal executive offices)                     (Zip code)


Registrant's telephone number, including area code: (808) 835-3700
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ITEM 5.    OTHER EVENTS
           ------------

           A copy of Hawaiian Airlines, Inc.'s (the "Company") press release dated November 6, 1995 relating to the signing of a letter of intent with a private investor group to provide $20,000,000 of new equity capital to the Company in exchange for 18,181,818 shares of the Company's Class A Common Stock (the "Letter of Intent") is filed as
           Exhibit 99.1 to this Current Report on Form 8-K.

           A copy of the Letter of Intent is filed as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 7.    FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.
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           (c)   Exhibits

                 Exhibit 99.1  Press Release dated November 6, 1995.

                 Exhibit 99.2  Letter of Intent dated November 6, 1995.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HAWAIIAN AIRLINES, INC.




Dated: November 6, 1995                     By  /s/ C.J. David Davies
                                                -----------------------------
                                                C.J. David Davies
                                                Senior Vice President-Finance
                                                and Chief Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)

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